Exhibit 99.2

Tony Sklar: Welcome, everyone, to the Ideanomics First Quarter Earnings Conference Call. Joining me today, I am pleased to have Mr. Alf Poor, Chief Executive Officer; Mr. Scott Morrison, our Chief Financial Officer; and Mr. Robin Mackie, our Chief Operating Officer. The recording of today’s call will be archived and available in the Investor Presentations section of the corporate website for a minimum of 30 days. We look forward to having a live call again in our Q2 call. During the call, we will make forward-looking statements such as dialogue regarding our revenue expectations or forecasts for remaining quarters and the full fiscal year 2023 and 2024. These statements are based on our current expectations and information available as of today and are subject to a variety of risks, uncertainties and assumptions. Actual results may differ materially as a result of various risk factors that have been described in our periodic filings with the SEC. As a result, we caution you against placing undue reliance on these forward-looking statements. We assume no obligation to update any forward-looking statements as a result of new information or future events, except as required by law. In addition, other risks are fully described in the Ideanomics periodic filings with the U.S. Securities and Exchange Commission, which can be viewed at www.sec.gov. Today, August 4, 2023, the company has filed with the SEC’s Form 10-Q for Q1 2023 and afterwards, issued a press release announcing those financial results. So participants of this call may -- who have not may already have done so may look at those documents once we provide a summary of the results on this call today. The format of today’s call will be as followed, Mr. Alf Poor will begin our comments today and speak to the company’s progress and strategic developments. Mr. Scott Morrison will speak to the company’s operating and financial results for the first quarter 2023. And Mr. Robin Mackie will speak to the company’s operational activities and progress since our last earnings call. Alf Poor will then make management’s closing remarks. I will now hand the call over to Alf Poor, Ideanomics, CEO. Alf Poor: Thank you, Tony. And thank you to everyone joining our Q1 2023 earnings call today. Ideanomics has been building an organization with groundbreaking technology in zero emission transportation and some of the best technical and engineering teams in the areas of electric vehicles and charging, whether WAVES industry-leading high-power wireless charging systems, Energica’s performance motorcycles or VIA’s unique cost-efficient, fully electric commercial vehicle skateboard platform, Ideanomics has unquestionably been at the forefront this revolution in transportation. Our goals and objectives have remained the same throughout the last few years, which is to build the businesses for value until the market matures to the point companies in the sector can become profitable. The market conditions across the entire EV industry have been challenging. Incentive-based legislation lagged and commercial vehicle adoption was slow as a result.

Today, we are making decisions that will ensure a better tomorrow to take advantage of the market as it matures and to ground the company with a platform that will reward our shareholders with increased value as the commercial EV market matures. Our focus today is on what we consider to be the largest addressable market opportunity, which is local and last-mile delivery vehicles and associated charging products. Our vehicles and charging systems provide fleet operators with confidence that EV and confidently deliver what their businesses require, which is affordability and reliability. Local deliveries are growing at a fast pace as convenience for consumers becomes mainstream with the retailers. We plan to provide fleets with class-leading vehicles and charging to meet this growing demand. Market growth in the large-scale segment, such as local deliveries, leads to sustainable growth for companies like Ideanomics and sustainable growth for Ideanomics means we can confidently plan our business, control our operating costs and transition into profitability. Profitable growth will attract interest in our stock and provide investors with the returns they are looking for. At this time, we no longer enjoy the capital flowing into the EV sector as we did in 2020 and 2021. We continue to pursue debt financing as an alternative to help bridge the gap between now and the EV markets recovery. However, despite the lack of capital, each of our businesses has continued to make progress. The orders at Solectrac, Energica and U.S. Hybrid have all continued to grow. For example, since the beginning of this year, Solectrac has continued to expand its dealer network has launched a tractor rental program and has continued to ensure that its products are eligible for applicable government incentive programs like the CORE program in California. That CORE program allows for upwards of $16,000 to be allocated for the purchase of a tractor. This means it will make it easier and less expensive for customers to buy Solectrac’s tractors. Our primary seller, the e25 sells for around $35,000, including accessories, with the CORE program providing $16,000-plus in incentives. And the result, of course, is that everyone from farmers to hobbyists can buy a tractor today at nearly half the price. Energica has expanded its motorcycle sales to new markets such as Japan, Australia and Pakistan. The Asia-Pacific region is a key growth market for Energica, where two-wheelers comprise a large portion of vehicles on the road. Additionally, the Energica Inside business has made a number of exciting new sales, which Robin will speak to in more detail. U.S. Hybrid has continued to grow its order book, have announced several projects, including the development of a hydrogen-powered rubber tire gantry crane with Mi-Jack, additional electric and hybrid electric street sweepers in conjunction with GEP and it announced two significant follow-on orders for electric propulsion systems that will be used in the Department of Defense projects and to power specialty vehicles. With this progress aided each of our businesses, even though the market is limiting our ability to raise capital that does not mean assets aren’t valuable, they are.

Each one of them has attracted various levels of inbound interest from potential investors and acquirers. We will need to make some decisions about that interest in terms of whether we intend to act on that interest or not. Strategic investors can be valuable for both near-term capital and market recognition of enterprise value, and of course, an acquisition of one of our operating companies at the right price can provide non-dilutive capital to support the growth objectives of our other businesses. There’s plenty of interest and plenty of decisions for the Ideanomics Board and management teams to make in the coming weeks and months in this regard. In the case of an Energica and Solectrac, there is both interest in strategic investment into those companies, as well as interest to acquire them. For that reason, we have engaged advisers to run a process on those businesses to ensure we consider all options and take the best course of action for the company and our shareholders. In terms of U.S. Hybrid and WAVES, the interest is from industry partners, we know well, which is an endorsement of those companies and their potential. In some cases, we believe the level of interest indicates that the value of some of our individual assets could achieve a valuation greater than our current market cap. Ultimately, we must pursue these discussions and take the most favorable course of action to ensure Ideanomics continued success. As I mentioned a few moments ago, we are continuing to focus the group on what we think is the biggest opportunity, local and last-mile delivery vehicles, associated charging products and the energy and charge management software solutions, we’re building in Ideanomics digital. There continues to be interest in VIA Motors products, both at the OEM licensing and customer fleet levels. Some of the steps we’ve taken and the things I’ve mentioned on today’s call are intended to ensure we have the capital to continue to develop VIA Motors and take advantage of this interest. With that said, I will now hand you over to Scott Morrison, who will take you through our financial results for the quarter. Scott Morrison: Thank you, Alf, and thank you, everyone, listening to this call. Revenue for the quarter was $10.6 million, 58% lower than the same time last year. This was primarily due to a decrease in revenue from Timios, our title and escrow services business and a decrease in revenue from our China-based EV resale business. This dip is primarily caused by temporary cyclical macroeconomic factors. What I want to highlight is our work toward generation of higher margin revenue from EV-related products and services in our core markets. In Q1, we generated $5.9 million in revenue from EV charging and battery products and services, a decrease of 62% year-over-year. $4.8 million of that EV charging and battery revenue came from the U.S. and Europe, 2.2 times higher than the same time last year. EV revenues are where our focus remains going forward. Gross profit was a loss of $0.6 million, representing a gross margin of negative 5.4%. This is a decrease of $0.6 million compared to the breakeven results seen in 2022.

The decrease was primarily due to higher level fixed costs in our organization, which we have since begun to offset through cost reduction measures that Robin will touch on. As of quarter end, Ideanomics cash balance was $18.9 million. In the first quarter, we used more cash for operations compared to the same time last year due to the higher fixed cost earlier mentioned and investment in forward-looking research and development. Cash flow from investing activities in the first quarter was $2.2 million, which was primarily due to expenditures incurred for the acquisition of VIA Motor. Looking ahead, Ideanomics will continue to raise capital. We are exploring attractive capitalization opportunities from diverse sources. We anticipate bringing additional capital into our business before the end of this year with an emphasis on non-dilutive financing, as Alf mentioned. I’d like to hand this over to Robin Mackie, Chief Operating Officer, who will discuss our operations in more detail. Robin Mackie: Thank you, Scott. Whilst market conditions have remained challenging, my focus has been and will remain on improving efficiency across the business to maintain progress on the various product development initiatives and to grow the order book despite the current hurdle and constraints. During our last earnings call, I spoke about consolidation, bringing our cost structure in line with our ability to capitalize the business for future growth and specifically about consolidating our charging operations into a single business unit, WAVE Charging. That consolidation is not complete, bringing our inductive wireless charging, DC fast charge, AC Level 2 charging and Energica [ph] platform under a single organization, with the goal of delivering comprehensive charging solutions to modern commercial fleets. We continue to reduce costs, both the corporate and operating company levels. Market I previously mentioned, the 30% reduction has been achieved and surpassed. It is our intent to continue to review our costs on a regular basis. Where there are strategic and financial cases to do so, we intend to sell or seek direct investment in our operational businesses, return value to shareholders and bring in non-dilutive capital to maintain our operational business, their rate of growth under development. Despite the capital constraints, the management team at each of our businesses have worked diligently to ensure they continue to make the progress expected. I’d like to provide you with a few examples. Energica has continued to grow its distribution network for sales of its bikes, opening new markets in the Asia-Pacific region and Energica’s motorcycles keep breaking records, as Stefano Mesa recently riding an Eva Ribelle RS competing against IC-engine bikes to be a lap record at the iconic Laguna Seca circuit. The Energica Inside business unit has made excellent progress bringing Energica’s unique electrification technology to other markets.

The company has already announced several of these projects, including completing the feasibility study of a platform for electric off-road vehicles with a global OEM, the development of electric solutions for ultra-light and light aircraft, the project with Plenitude, subsidiary of a multinational energy company to develop electric solutions for the marine sector initially focused on the recreational market for jetski. Solectrac, our electric tractor company has continued to expand its dealer network to make its tractors more easily available through rental and government incentive programs. The company recently announced the addition of the e25H to its product lineup, featuring a hydrostatic transmission, frequent requests from Solectrac’s dealers and customers. Recently, the development of the company’s new tractor range continues, but at a reduced pace as a result of the current capital constraints. Alf has already talked about some of the new projects at U.S. Hybrid. The management team continues to develop the business away from one-off projects towards a more product-orientated focus, delivering high quality systems and vehicle conversions to its customers, and continuously expanding its long-term order book. With the WAVE Charging consolidation and restructuring complete, the business has attracted interest for both new markets and potential financial partners. WAVE Charging is now focused on scalable commercial proof-of-concept projects with marquee clients. This aligns WAVE to reduce its reliance on government-funded projects that tend to require much longer sales and implementation cycle. While it’s too soon to speak about the projects in detail, the WAVE team has secured contracts for initial proof-of-concept deployments with three large logistics fleets. The VIA team has continued to work on expanding its order book with Pegasus Specialty Vehicles announcing the first 200 sales out of a commitment of 2,000 units to be built on VIA’s VTRUX cutaway and chassis cab platform. EAVX, part of the JB Poindexter organization recently showed a prototype of their cutting-edge Proxima Van using VIA’s skateboard technology at the Work Truck Week event in March. The development time line for the VIA platform towards the initial target started production late 2024 will be extended due to current capital constraints. We are in early stage discussions with several financial and strategic partners interested in making direct investments into VIA Motors to support the continued development of VIA. Now back to Alf Poor to give our closing remarks. Alf Poor: Thank you, Robin. I’d like to take the last couple of moments to remind our shareholders that some of the accounting treatments Scott spoke about in our Q1 numbers are necessary in a period of downward market cap pressure and it’s fair to say the entire sector is seeing depressed valuations at this time. These are by and large non-cash items. I’d like to highlight that Ideanomics has developed some very compelling technology forward businesses with considerably less investment than some of our peers and certainly at a fraction of the cost of incumbent OEM. This is one of the many reasons I believe we are seeing strong interest in our companies.

We are nimble, we are hungry, we are innovative and we are seeing market demand for our products and services, which are robust, reliable and built for purpose. The projects we are working on support the transition to EV and range from conversion to specialist vehicles in both battery EV and hydrogen formats, through to supporting the transition of large-scale fleet into electric vehicles. Each of these projects adds to our capabilities, our expertise and our success. Given that the first quarter earnings were late, we will be speaking to our investors again shortly for the Q2 earnings and I will provide more information on our progress and development at that time. Thank you all for tuning in today and from everyone of Ideanomics, thank you for your continued interest and support. Tony Sklar: This is all the time we have for today. This concludes the Ideanomics first quarter 2023 investors conference call. We encourage our community to continue to reach out to us and we can answer any questions that you have individually. You can send your questions into ir@ideanomics.com. We’d like to thank our listeners, shareholders, analysts and others who have taken the time to listen to our earnings call. We refer to our latest SEC filings for any information that you need. This call will be available from our website for invest -- in the Investors section and you will find the link there. To be alerted to news, events and other information in a timely manner, we recommend you following us on our social media channels, sign up to our newsletter and explore our website at www.ideanomics.com. Thank you, everyone, for participating and listening in the call today.